Rule 497(e)
                                                               File Nos. 2-75503
                                                                       811-03364



                             Maxim Series Fund, Inc.

                      Supplement dated July 17, 2003 to the
                           Prospectus dated May 1, 2003

                      Maxim Janus High-Yield Bond Portfolio

                               (the "Portfolio")


Effective July 14, 2003:

Sandy R. Rufenacht is no longer Executive Vice President or Portfolio Manager of the Janus High Yield Fund or responsible for the day-to-day management of the Portfolio.

Michael C. Buchanan has assumed the duties of Executive Vice President and Portfolio Manager of the Janus High-Yield Fund and day-to-day management of the Portfolio. Mr. Buchanan joined Janus in July of 2003 as a portfolio manager. Prior to joining Janus, he was a portfolio manager and head of high-yield trading for BlackRock Financial Management from 1998 to 2003. Prior to that, Mr. Buchanan worked at Conseco Capital Management for over seven years (1990-1998) where he served as a high-yield research analyst and trader before being promoted in 1995 to oversee the high-yield, emerging market and investment grade corporate trading desk. Mr. Buchanan holds Bachelor's degrees in Business Economics and Organizational Behavior/Management from Brown University. He has earned the right to use the Chartered Financial Analyst designation.


            This supplement should be retained for future reference.